                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        UNITED STATES EXPLORATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                         UNITED STATES EXPLORATION, INC.
                            1560 BROADWAY, SUITE 1900
                             DENVER, COLORADO 80202

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 20, 2002


                  The annual meeting of shareholders of United States Exploration, Inc., a Colorado corporation (the "Company"), will be held at the Company offices at 1560 Broadway, Suite 1900, Denver, Colorado 80202 on June 20, 2002, at 12:00 Noon, Mountain Time. At the annual meeting we will:

                  1. Elect four members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected;

                  2. Vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2002; and

                  3. Transact such other business as may properly come before the meeting or any adjournment thereof.

                  The record date for the annual meeting is May 16, 2002. Only shareholders of record at the close of business on that date are entitled to vote at the annual meeting.

                  We hope you will attend the meeting in person. HOWEVER, EVEN IF YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE. If you attend the meeting, you can revoke your Proxy and vote in person.

                  A Proxy Statement explaining the matters to be acted upon at the meeting follows. Please read it carefully.

                                      By Order of the Board of Directors,

                                      /s/ F. MICHAEL MURPHY

                                      F. Michael Murphy, Secretary


June 3, 2002

                         UNITED STATES EXPLORATION, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 20, 2002

                                 PROXY STATEMENT

                  This proxy statement is furnished in connection with the solicitation of proxies from the Company's shareholders by the Board of Directors of United States Exploration, Inc., a Colorado corporation (the "Company"), for use at the annual meeting of shareholders to be held at the Company's principal executive offices at 1560 Broadway, Suite 1900, Denver, Colorado 80202, on June 20, 2002, at 12:00 Noon, Mountain Time, and at any adjournments of that meeting. This proxy statement and the enclosed proxy are first being sent to shareholders on or about June 3, 2002.

                    PROXIES AND VOTING AT THE ANNUAL MEETING

                  If you properly execute the enclosed proxy and return it in time to be voted at the meeting, your shares will be voted in accordance with the instructions you give in the proxy. IF YOU EXECUTE AND RETURN YOUR PROXY BUT DO NOT GIVE INSTRUCTIONS AS TO HOW YOUR SHARES SHOULD BE VOTED, YOUR SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS.

                  You may revoke your proxy at any time before your shares are voted by delivering written notice of revocation to the Company, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                  The cost of the annual meeting, including the cost of preparing and mailing this proxy statement and proxy, will be borne by the Company. The Company may use the services of its directors, officers, employees and contractors to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers and others who hold shares of its common stock in nominee names to distribute proxy solicitation materials to beneficial owners and will reimburse them for reasonable out-of-pocket expenses they incur.

                  The record date for the meeting is May 16, 2002. Only shareholders of record as of that date are entitled to receive notice of and to vote at the annual meeting.

                  Each share of common stock is entitled to one vote on all matters submitted to a vote of the shareholders. On May 16, 2002, there were 18,855,906 shares of common stock outstanding. The holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at the annual meeting.

                  In the election of directors, the four nominees who receive the most votes will be elected to the Board of Directors. Any other matter voted upon at the meeting will be approved by the holders of common stock if the votes cast in favor of the matter exceed the votes cast against the matter. As a result, shares that are not voted will have no effect on the outcome of any vote. For example, if you mark your proxy to withhold authority to vote for any nominee for director or to abstain from voting on the ratification of the appointment of auditors, your shares will not be taken into account in determining whether that nominee is elected or the appointment is ratified.

                  Brokers who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are permitted to exercise their discretion to vote on routine proposals but are not permitted to vote on nonroutine proposals. The abstention by a broker due to its inability to vote on nonroutine proposals is a "broker nonvote." Broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the matter voted on, because they will not be counted as votes for or against the matter. Brokers are permitted to vote on the election of directors and the ratification of the Company's independent accountants.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY CARD PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR ELECTION
                         BY THE HOLDERS OF COMMON STOCK.

NOMINEES

                  The Board of Directors of the Company consists of four members. Each director is elected to serve until the next annual meeting of shareholders and until his successor is elected and qualified. All of the nominees are presently directors of the Company. If any nominee should become unavailable to serve for any reason, proxies will be voted for another person selected by the persons named in the proxy in accordance with their judgment. The nominees are as follows:

Name                   Age     Position with Company
----                   ---     ---------------------
Bruce D. Benson         63     Chairman of the Board of Directors,
                               Chief Executive Officer and President
Thomas W. Gamel         61     Director
Robert J. Malone        57     Director
Richard L. Robinson     72     Director

                  Bruce D. Benson has been the Chairman of the Board of Directors, Chief Executive Officer and President of the Company since August 1997. Since 1965, Mr. Benson has been the owner and president of Benson Mineral Group, Inc. ("BMG"), a privately held company involved in oil and gas production, gas processing and oil and gas pipeline operations. BMG and Mr. Benson have also been active investors in a variety of other industries including real estate, banking, mortgage servicing, cable television, management of real estate investment trusts and franchise restaurants. Mr. Benson is a director of

American Land Lease, Inc., a publicly held company listed on the New York Stock Exchange. He is the Chairman of the Denver Public School Foundation and Chairman of the Governor's Blue Ribbon Panel for Higher Education. He is a trustee and past president and past chairman of the Denver Area Council of the Boy Scouts of America, Past Chairman of the Denver Zoological Foundation, National Chairman of the University of Colorado Comprehensive Capital Campaign and past chairman of the Colorado Commission on Higher Education.

                  Thomas W. Gamel has been a director of the Company since August 1997. Since 1992, Mr. Gamel has served as chairman of Rockmont Capital Partners, LLC, a privately held investment company. He has been an owner and director of Timpte Industries, Inc., a diversified private holding company since 1970, and is an owner and director of several other private companies. Mr. Gamel is a certified public accountant.

                  Robert J. Malone has been a director of the Company since August 1997. From 1992 to 1996, Mr. Malone was the chairman and chief executive officer of Colorado National Bank of Denver, Colorado (now US Bank of Denver, Colorado) and continued as the chairman of the board until April 30, 2000. From 1990 to 1992, he was chairman of the board, president and chief executive officer of Western Capital Investment Inc. and its principal subsidiary, Bank Western. Western Capital was merged into First Bank Systems, Inc. (now U.S. Bancorp) in December 1992. Mr. Malone has served on the boards of several community and charitable organizations, including the Denver Metro Chamber of Commerce, the Denver Art Museum, and the Denver Zoological Foundation. He is past-president of the Young Presidents Organization and past chairman of the board of Regis University and Colorado Ocean Journey. He sits on the Board of Directors of Jones Knowledge, Inc.

                  Richard L. Robinson has been a director of the Company since August 1997. Since 1975, Mr. Robinson has served as Chief Executive Officer of Robinson Dairy. He also serves on the Board of Directors of several other companies, including Horizon Organic Holding Corp., a publicly held company quoted on the Nasdaq National Market, and HCA/Health One. Mr. Robinson serves on the boards of many charitable and community organizations including Rose Community Foundation, Regis University and Children's Hospital of Denver, Colorado.

COMMITTEES

                  The Board of Directors of the Company maintains standing Audit and Compensation Committees. The Company does not maintain a standing nominating committee.

                  The Audit Committee, made up of only independent directors as defined by the AMEX listing standards, is responsible for reviewing and evaluating the Company's financial controls and financial reporting obligations. The committee recommends the independent auditor for appointment by the Board of Directors, evaluates the scope of the annual audit, reviews audit results and consults with management and the independent auditors prior to the presentation of financial statements to the shareholders. The Audit Committee consists of Messrs. Gamel (Chairman), Malone and Robinson. For more information, see "Report of Audit Committee," below.

                  The Audit Committee operates pursuant to a Charter adopted by the Company's Board of Directors. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

                  The Compensation Committee is responsible for reviewing and evaluating the duties and performance of the Company's officers and key employees and making recommendations concerning their compensation. No officer or employee of the Company served as a member of the Compensation Committee during 2001. The members of the Compensation Committee are Messrs. Malone (Chairman), Gamel and Robinson.

ATTENDANCE AT DIRECTORS AND COMMITTEE MEETINGS

                  During 2001, the Company's Board of Directors met 15 times, the Audit Committee met four times and the Compensation Committee did not meet. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which he served during the time when he was a director or a member of such committee.

EXECUTIVE OFFICERS

                  Bruce D. Benson, 63, has been the Chairman of the Board of Directors, Chief Executive Officer and President of the Company since August 1997. Biographical information concerning Mr. Benson is set forth above, under "Nominees."

                  F. Michael Murphy, 60, was appointed Chief Financial Officer, Vice President and Secretary of the Company in August 1997. He has been employed by BMG since 1977, first as tax manager and since 1980 as chief financial officer. Mr. Murphy is a certified public accountant, having begun his career with Arthur Young (now Ernst & Young).

                  John Wallace, 41, was appointed Vice President of Exploration and Acquisitions in May 1998. For more than five years prior to joining the Company, Mr. Wallace was President of The Esperanza Corporation, a privately held oil and gas acquisition company, and Vice President of Dual Resources, Inc., a privately held oil and gas exploration company. Esperanza has effected more than 25 acquisitions of producing properties throughout the United States. In addition, Esperanza formed and administered royalty programs for private investors, primarily in the Rocky Mountain region, and has participated in a number of international exploration projects. Dual Resources is in the business of generating and selling exploration prospects, several of which have resulted in new field discoveries.

                  Shirley Kovar, 52, was appointed Vice President-Land of the Company in January 1999. Ms. Kovar joined UXP in April 1998 as Manager of the Land Department. Prior to that she worked as an independent consultant in the oil and gas industry for more than five years. Ms. Kovar has more than 29 years of experience in the industry and is a member of the American, Colorado and Denver Bar Associations.

                  Officers of the Company serve at the pleasure of the Board of Directors. There is no family relationship between any of the Company's directors or executive officers. Messrs. Benson and Murphy continue to serve as officers of BMG and do not devote their full business time to the Company.

COMPENSATION OF DIRECTORS

                  Each member of the Board of Directors who is not an employee of the Company is entitled to receive $1,000 for each Board meeting and $500 for each committee meeting not held in conjunction with a Board Meeting attended in person or by telephone. Under the Company's Director's Fee Stock Plan, outside directors' fees are paid in Common Stock of the Company rather than in cash. The number of shares issued to each outside director each year is determined by dividing the director's fees earned by that director during the year by the average of the trading prices of the Company's Common Stock on the first and last trading days of the year. If a director joins or leaves the Board during the year, the day of his appointment or resignation is substituted for the first or last trading day in that calculation. For their services for 2001, the Company's outside directors were issued a total of 36,440 shares of stock under the plan and for their services for 2000, the Company's outside directors were issued a total of 53,854 shares of stock under this plan.

EXECUTIVE COMPENSATION

                  The following table summarizes the total compensation for the Company's Chief Executive Officer and its three other executive officers whose compensation exceeded $100,000 for 2001 (the "Named Executive Officers"):

                           Summary Compensation Table

                                                 Long-Term
                                  Annual        Compensation
                               Compensation     ------------
                               ------------     Securities
Name and                          Salary        Underlying         All Other
Principal Position    Year          ($)          Options(#)      Compensation(1)
------------------    ----     ------------     -------------    ---------------
Bruce D. Benson,      2001        150,000             --             $7,500
Chairman of the       2000(2)     150,000             --              8,500
Board, Chief          1999(2)     112,500             --              4,046
Executive Officer
and President

                                                 Long-Term
                                  Annual        Compensation
                               Compensation     ------------
                               ------------     Securities
Name and                          Salary        Underlying         All Other
Principal Position    Year          ($)          Options(#)      Compensation(1)
------------------    ----     ------------     -------------    ---------------
John Wallace          2001        147,000             --              7,350
Vice President of     2000        147,000             --              7,393
Exploration and       1999        147,000             --              7,511
Acquisitions

F. Michael Murphy     2001        101,500(3)          --              5,075
Chief Financial       2000        174,000(3)      50,000              8,500
Officer, Vice         1999        150,920(3)          --              7,546
President and
Secretary

Shirley Kovar         2001(4)     120,000             --              6,000
Vice President -      2000        106,667         50,000              5,381
Land                  1999         98,602             --              4,930

---------
(1) Consists of Company contributions to defined contribution plan.

(2) Mr. Benson took no salary for July 1999 through September 1999. His salary for October 1999 through December, 1999 ($37,500) was accrued at December 31, 1999 and was paid in 2000.

(3)               For 2001, Mr. Murphy was on the Company payroll until
                  August 1, 2001. The amount shown for 2001 reflects Mr. Murphy's salary for seven months of 2001. For the period Mr. Murphy was on the BMG payroll, BMG billed the Company $40,740 for Mr. Murphy's time spent on Company business. For the period of time Mr. Murphy was on the Company payroll, the Company billed BMG $31,296 for time spent on BMG business. For 2000, the Company billed BMG $64,412 for Mr. Murphy's time spent on BMG business. For 1999, Mr. Murphy was on the BMG payroll until February 22, 1999 at which time he was transferred to the Company payroll. The amount shown for 1999 reflects Mr. Murphy's salary for approximately 10 months of 1999. For the period in 1999 that Mr. Murphy was on the BMG payroll, BMG billed the Company $15,205 for Mr. Murphy's time spent on Company business. For the period in 1999 that Mr. Murphy was on the Company payroll, the Company billed BMG $54,398 for time spent on BMG business.

(4) The salary shown for Ms. Kovar is for the entire year. During the year the Company billed BMG $7,191 for time spent on BMG business.

                  No options were granted to or exercised by the Named Executive Officers during 2001. The following table sets forth the value of unexercised options held by the Named Executive Officers at December 31, 2001:

                           2001 Year-End Option Values

                              Number of Securities
                             Underlying Unexercised        Value of Unexercised
                                Options at Fiscal          In-the-Money Options
                                    Year End(#)             at Fiscal Year end
Name                         Exercisable/Unexercisable            ($)(1)
----                         -------------------------     --------------------
Shirley Kovar                       75,200/0                      $18,750
F. Michael Murphy                  200,000/0                      $18,750

----------
(1) Based upon the last sales price of the Common Stock as reported by The American Stock Exchange (Consolidated Market) on December 31, 2001 of $1.75. Only 50,000 options for each named executive officer were in the money at December 31, 2001 with an exercise price of $1.375.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth as of December 31, 2001 the beneficial ownership of the Company's common stock by the Named Executive Officers, each director of the Company and all directors and executive officers as a group. The table also reflects the beneficial ownership of the Company's voting securities by each person known by the Company to own beneficially more than 5% of its common stock. Shares issuable upon exercise of outstanding options that are currently exercisable or will become exercisable within 60 days are treated as outstanding for the purpose of computing the beneficial ownership of the person who holds the options, but not for the purpose of computing the percentage ownership of any other person or group. To the Company's knowledge, the shareholders listed below have sole voting and investment power, except as otherwise noted. All information is based upon filings with the Securities and Exchange Commission or upon information provided to the Company.

                                         Common Stock
                                 ----------------------------
Name and Address of               Number           Percent of
  Beneficial Owner               of Shares          Class(1)
-------------------              ---------         ----------
Bruce D. Benson                  3,236,500            17.16%
1560 Broadway, Suite 1900
Denver, CO 80202

Thomas W. Gamel                    502,146(2)          2.63%
700 Broadway, Suite 800
Denver, CO 80202

Shirley Kovar                       75,200(3)          0.40%
1560 Broadway, Suite 1900
Denver, CO 80202

John Wallace                            --               --
1560 Broadway, Suite 1900
Denver, CO 80202

Robert J. Malone                   414,543(4)          2.17%
335 St. Paul St.
Denver, CO 80202

F. Michael Murphy                  200,000(5)          1.05%
1560 Broadway, Suite 1900
Denver, Colorado 80202

Richard L. Robinson                409,443(6)          2.14%
646 Bryant
Denver, CO 80202

Dale M. Jensen                   4,886,370(7)         25.91%
26796 N. 98th Way
Scottsdale, AZ 85255


Butte, Inc.                      1,282,818              6.80%
P.O. Box 1328
Cheyenne, WY 82003

Donald Dillon                    1,282,818(8)           6.80%
6600 South 56th Street
Lincoln, NE 68516

Directors and Executive
Officers as a Group              4,837,832(9)          24.38%
(7 persons)

----------

                  (1) Based on 18,855,906 shares outstanding plus, in the case of each individual or group, the number of shares that such individual has, or the members of such group have, the right to acquire within 60 days after that date. The number of shares outstanding, and the number of shares owned by Messrs. Gamel, Malone and Robinson, have been increased by a total of 30,578 shares issued pursuant to the Directors Fee Stock Plan after December 31, 2001 in respect of services rendered during 2001.

                  (2) Includes (i) 106,288 shares held indirectly through a corporation of which Mr. Gamel has voting control and (ii) 238,733 shares underlying options that are currently exercisable.

                  (3) Includes 75,200 shares underlying options which are currently exercisable.

                  (4) Includes (i) 6,000 shares held by spouse, (ii) 10,000 shares held jointly with spouse and (iii) 238,733 shares underlying options that are currently exercisable.

                  (5) Includes 200,000 shares underlying options that are currently exercisable.

                  (6) Includes 238,733 shares underlying options that are currently exercisable.

                  (7) Includes 391,000 shares as to which Mr. Jensen has an irrevocable proxy.

                  (8) Includes 1,282,818 shares owned by Butte, Inc. (which is owned by Lancaster Ventures, LLC, of which Mr. Dillon is a member).

                  (9) Includes an aggregate of 991,399 shares underlying options that are currently exercisable.

CERTAIN TRANSACTIONS

                  The Company shares certain facilities, equipment and personnel with BMG pursuant to a Cost and Expense Sharing Agreement. Bruce D. Benson, Chairman of the Board of Directors, Chief Executive Officer and President of the Company, is also President, a Director and sole shareholder of BMG. Pursuant to the Cost and Expense Sharing Agreement, the Company reimburses BMG for office rent, personnel costs and other overhead and administrative expenses associated with the operation of its business based upon actual use of the facilities and personnel by the Company. The Cost and Expense Sharing Agreement is effective until the later of the termination of the Executive Employment Agreement of Bruce D. Benson or the date specified in a written notice to the Company from BMG, which date shall not be less than 60 days after such notice is given. Mr. Benson's executive employment agreement expired on December 31, 2001. During the years ended December 31, 2001 and 2000, the Company paid or accrued an aggregate of $206,963 and $141,185, respectively, to BMG for rent, personnel costs and common expenses pursuant to this arrangement. Management believes that the terms and conditions of this arrangement are no less favorable than could be obtained from an unaffiliated third party or than could be obtained by the Company in leasing separate office space and retaining separate personnel.

                  In March 2001, the Company purchased from BMG certain oil and gas properties in the State of Kansas for a price equal to BMG's cost in the properties. The properties included interests in leases covering over 50,000 gross acres and interests in 11 test wells which were being evaluated. The Company sold these oil and gas properties in 2001. For a more detailed description of this transaction, see Note 7 of Notes to Consolidated Financial Statements included in the Company's Annual Report for 2001

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. The Company believes that all such Section 16(a) reports were filed on a timely basis during the fiscal year ended December 31, 2001, except that Mr. Gamel failed to file on a timely basis one Form 4 reporting one transaction, Mr. Hutchinson failed to file on a timely basis one Form 4 reporting three transactions, and Mr. Unruh failed a file on a timely basis one Form 4 reporting two transactions. Messrs. Hutchinson and Unruh were directors during the first five months of 2001, having been elected by the holders of the Company's Series C Preferred Stock at the 1999 annual meeting. Their terms ended when the Company cured all defaults on the Series C Preferred (which has since been redeemed).

                     RATIFICATION OF APPOINTMENT OF AUDITORS
                             (ITEM 2 ON PROXY CARD)

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION
           OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY

                  The Board of Directors has appointed Ernst & Young LLP to audit the financial statements of the Company for the year ending December 31, 2002, and solicits the ratification of this appointment by the shareholders. Ernst & Young LLP audited the Company's financial statements for 2001. Neither such firm, nor any of its members or any of their associates, has or has had during the past four years, any financial interest in the Company, direct or indirect, or any relationship with the Company other than in connection with its or their duties as auditors and accountants. The Audit Committee of the Board of Directors has considered whether any of the services rendered by Ernst & Young LLP to the Company are inconsistent with maintaining their independence.

                  The Company expects that a representative of Ernst & Young LLP will be present at the annual meeting. The representative will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

AUDIT FEES

                  The Company paid or will pay Ernst & Young LLP an aggregate of $91,125 in fees for the audit of its 2001 financial statements and the review of its quarterly financial statements for the first three quarters of 2002.

OTHER FEES

                  The Company paid Ernst & Young LLP $2,070 for review of its year 2000 income tax returns.

REPORT OF THE AUDIT COMMITTEE

                  The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2001 with management. The Audit Committee has also discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement of Accounting Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications. The Audit Committee has received written disclosures and a letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, and has discussed with Ernst & Young LLP their independence. The Audit Committee has also considered whether the amount and nature of non-audit services rendered by Ernst & Young LLP are consistent with their independence.

                  Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001. The Audit Committee also recommended to the Board of Directors the selection of Ernst & Young LLP to serve as the Company's outside auditors for the fiscal year ending December 31, 2002.

                        Submitted by the Audit Committee
                                Thomas W. Gamel
                                Robert J. Malone
                              Richard L. Robinson

                SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

                  Any shareholder who wishes to make a proposal for consideration at the Company's annual meeting of shareholders for 2003 and wishes to have that proposal included in the proxy statement for the meeting must submit the proposal to the Secretary of the Company no later than February 4, 2003. Such a proposal will be included in next year's proxy statement to the extent required by the regulations of the Securities and Exchange Commission. If the Company does not receive notice of a matter or proposal to be considered for the 2003 annual meeting of shareholders (whether or not the proponent intends to include the matter or proposal in the proxy statement for the annual meeting) on or before April 20, 2003, then the persons appointed by the Board of Directors to act as proxies for such annual meeting will be allowed to use their discretionary voting authority with respect to any such matter or proposal raised at such annual meeting. The name and address of the Company's Secretary are: F. Michael Murphy, Secretary, United States Exploration, Inc., 1560 Broadway, Suite 1900, Denver, Colorado 80202.

                          ANNUAL REPORT TO SHAREHOLDERS

                  The Company's Annual Report to Shareholders for the period ended December 31, 2001, which includes the Company's 2001 Annual Report to the Securities and Exchange Commission on Form 10-KSB, is included with this Proxy Statement.

                                 OTHER BUSINESS

                  The Board of Directors is not aware of any business to come before the meeting other than those matters described in this proxy statement. If any other matters should properly come before the meeting, the holders of the proxies will act in accordance with their judgment on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS:

                                          /s/ F. MICHAEL MURPHY

                                          F. Michael Murphy, Secretary

June 3, 2002

                                                                      APPENDIX A


                             AUDIT COMMITTEE CHARTER
                                       OF
                         UNITED STATES EXPLORATION, INC.


Organization

This charter governs the operations of the audit committee of United States Exploration, Inc. (the "Company"). The committee shall review and reassess the charter at least annually and obtain the approval of the Company's board of directors. The committee shall be appointed by the Company's board of directors and shall be comprised of at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. The following persons shall not be considered independent:

                  1. a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

                  2. a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

                  3. a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

                  4. a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

                  5. a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the Company's board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board of directors. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, the board of directors, the independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board of directors and report the results of their activities to the board of directors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board of directors and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and shall ensure its receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company, consistent with the Independence Standards Board Standard 1. In addition, the Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the independent auditors. Annually, the committee shall review and recommend to the board of directors the selection of the Company's independent auditors, subject to shareholders' approval.

o The committee shall discuss with the internal auditors and the independent auditors the overall scope, procedures and plans for their respective audits including the adequacy of staffing and compensation, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors. Also, the committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls of the Company, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.


                  Date:  May 26, 2000.

                        UNITED STATES EXPLORATION, INC.
                           1560 BROADWAY, SUITE 1900
                             DENVER, COLORADO 80202

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 20, 2002

    The undersigned hereby appoints Bruce D. Benson and F. Michael Murphy, or either of them, proxies and attorneys-in-fact for the undersigned, each with full power of substitution, hereby revoking any proxy or proxies heretofore given by the undersigned, and authorizes them to vote all the shares of common stock, $.0001 par value, of United States Exploration, Inc. (the "Company") that the undersigned may be entitled to vote at the annual meeting of shareholders of the Company, and at all adjournments or postponements thereof, as follows:

    1.  To elect Directors.

[ ]         FOR all nominees                               [ ]         WITHHOLD AUTHORITY to
            (except as marked below)                                   vote for all nominees

      TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE OR NOMINEES, CHECK THE FOR BOX ABOVE AND PLACE AN "X" THROUGH THE NAME(S) OF SUCH NOMINEE(S):

   Bruce D. Benson   Thomas W. Gamel   Robert J. Malone   Richard L. Robinson

    2. To ratify the appointment of Ernst & Young LLP as auditors for the current fiscal year.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
                (Continued and to be signed on the reverse side)

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ABOVE BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2.

                                    ---------------------------------------

                                    ---------------------------------------

                                    ---------------------------------------

                                    Your signature should appear exactly as your name appears in the space at the left. For joint accounts, all owners should sign. When signing in a fiduciary or representative capacity, please give your full title as such.

                                    Date:                                 , 2002
                                            ---------------------------


                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY CARD TODAY USING THE ENCLOSED PRE-PAID
                                    ENVELOPE.